Share Class & Ticker	Class A HNEAX	Trust Shares HNETX	Summary Prospectus May 2, 2011

Huntington New Economy Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/ prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated May 2, 2011.

Investment Objective	The Fund’s investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge” section at page 220 of the prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 91 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Trust Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None	4.75%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Trust Shares	Class A Shares
Management Fees	0.85%	0.85%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)	0.70%	0.70%

Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	1.57%	1.82%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Shares	$160	$496	$855	$1,867
Class A Shares	$651	$1,020	$1,413	$2,511

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 256% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 65% of total assets in the equity securities of U.S. and, to a lesser extent, foreign companies.

The Fund seeks to invest in “new economy companies” by identifying companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies.

“New Economy” companies include those that are engaged in advancing innovations in products, services or processes, generally of a scientific or technological nature. Those companies may be in any of a variety of industries. They also include companies in more traditional industries, such as certain consumer products retailers, that have extensively used technological or scientific advances to develop new or improved products or processes.

The Fund generally takes a growth approach to selecting stocks, identifying companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Screens based upon quantitative models are used in the security identification and selection process. Models rely upon price and earnings momentum variables, as well as valuation, liquidity and risk variables. Sector weights reflect the ongoing sector weights of the Standard & Poor’s MidCap 400 Growth Index benchmark, input from the Investment Policy Committee of Huntington Bank, and expectations of sector out-performance or underperformance derived from quantitative and other sources. As of February 28, 2011, the companies in the Standard & Poor’s MidCap 400 Growth Index had a total market capitalization range of approximately $703 million to $9.9 billion.

The Fund may invest in companies of any size. The Fund reserves the right to invest up to 35% of total assets in other securities, such as corporate bonds and government securities. The Fund may also invest in convertible bonds and convertible preferred stocks.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Portfolio Turnover Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Class/Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as technology-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk.

Performance: Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Trust Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q2 2009 Q4 2008	20.67 (31.88	% )%

This table shows the Fund’s average annual total returns for periods ended December 31, 2010.	Average Annual Total Return Table (for the periods ended December 31, 2010)

	1 Year	5 Years	Since Class Inception*
New Economy Fund — Trust Shares
Returns before taxes	15.42%	(2.15)%	3.84%
Returns after taxes on distributions(1)	15.42%	(2.93)%	3.40%
Returns after taxes on distributions and sales of Trust Shares(1)	10.02%	(1.64)%	3.44%
New Economy Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	9.68%	(3.33)%	3.08%
Standard & Poor’s MidCap 400 Growth Index (S&P 400 GI) (reflects no deduction for fees, expenses or taxes)(2)	30.57%	6.66%	4.59%
Standard & Poor’s Mid Cap 400 Index (S&P 400) (reflects no deduction for fees, expenses or taxes)(3)	26.64%	5.74%	7.16%
Lipper MultiCap Growth Index(4)	20.39%	3.50%	1.68%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)

The unmanaged S&P 400 GI is designed to provide a comprehensive measure of mid-cap U.S. equity growth performance. It is a float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 400 that have been identified as being on the growth and of the growth value spectrum. The Fund’s investment Advisor elected to change the benchmark index from the S&P 400 to the S&P 400 GI because the S&P 400 GI is more reflective of the securities in which the Fund invests.

(3)

The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(4)

The Lipper Multi-Cap Growth Index is an index composed of the 30 largest funds by portfolio practice which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value.

*	Since March 1, 2001.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. Randy Hare, Vice President of the Advisor, has served as Portfolio Manager of the Fund since 2007.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A Shares and Trust Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Trust Shares the minimum subsequent investment is $500. For Class A Shares and Trust Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington New Economy Fund and applicable Share class (for example, Huntington New Economy Fund — Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (The Huntington National Bank NA, ABA #044000024, Huntington Fund, Account #01892228947, Shareholder Name, Shareholder Account Number). You may redeem your Shares on any business day when the New York Stock Exchange is open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail at the Huntington Funds address above.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.